UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2026

Republic Airways Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38626	85-0302351
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2 Brickyard Lane Carmel, Indiana	46032
(Address of principal executive offices)	(Zip Code)

(317) 484-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RJET	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As an update to the previously announced chief executive officer succession plan of Republic Airways Holdings Inc. (the “Company” or “Republic”), on April 22, 2026, the Company’s Board of Directors, upon the recommendation of its Corporate Governance Committee, promoted Matthew J. Koscal to the position of President and Chief Executive Officer (principal executive officer), effective June 15, 2026. Upon the effective date of appointment, David Grizzle, the Company’s current Chairman and Chief Executive Officer (principal executive officer) will resume the role of non-executive Chairman of the Board of Directors, a position previously held by Mr. Grizzle for the legacy Republic Board of Directors since 2017 (until assuming the Chief Executive Officer role), prior to its merger with Mesa Air Group, Inc. on November 25, 2025 (the “Merger”).

The Company’s definitive proxy statement for its 2026 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 9, 2026, contains further information regarding Mr. Koscal and Mr. Grizzle, including their biographical information, and such information is incorporated by reference herein, to the extent required.

Additionally, Mr. Koscal was not appointed as Chief Executive Officer pursuant to any arrangement or understanding with any other person, has no family relationships with any director or executive officer of the Company, and there are no transactions involving Mr. Koscal that would be required to be reported under Item 404(a) of Regulation S-K. Republic intends to file an amendment to this filing containing the information called for by Item 5.02(c)(3) of Form 8-K within four business days after the information is determined or becomes available.

Item 7.01	Regulation FD Disclosure.

On April 28, 2026, the Company issued a press release announcing the leadership transition described in this Current Report on Form 8-K, which is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

The information in Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

99.1	Press release dated April 28, 2026

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2026	REPUBLIC AIRWAYS HOLDINGS INC.

	By:	/s/ Joseph P. Allman
	Name:	Joseph P. Allman
	Title:	Senior Vice President and Chief Financial Officer